                                                                   EXHIBIT 10.31

                                                                  EXECUTION COPY

                     Amendment No. 3 to the Loan Documents

     AMENDMENT dated as of February 9, 1999 to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998 and Amendment No. 2 to the Loan Documents dated as of January 13, 1999, the "Credit Agreement") among MedPartners, Inc., a Delaware corporation (the "Borrower"), the Lenders party thereto, NationsBank, N.A., as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, NationsBanc Montgomery Securities LLC, as the Arranger therefor, and NationsBank, N.A., as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment and Waiver have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

     (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement in order to (a) increase the aggregate amount of cash and noncash charges that are permitted to be excluded from the determination of the Consolidated EBITDA of the Borrower and its Subsidiaries for all Fiscal Quarters ending on or after December 31, 1998 as a result of the reclassification of the physician practice management businesses of the Borrower and its Subsidiaries as "discontinued operations", (b) increase the aggregate amount of cash consideration that may be deducted from the determination of the Net Cash Proceeds received by the Borrower and its Subsidiaries from the sale, lease, transfer or other disposition of Team Health and Government Services for the payment of insurance premiums on one or more policies of insurance covering medical malpractice liabilities of Team Health or Government Services, as the case may be, arising prior to the date of consummation of the sale, lease, transfer or other disposition thereof in accordance with Section 5.02(d)(vii) or 5.02(d)(viii) of the Credit Agreement and (c) permit the Borrower and its Subsidiaries to transfer to Team Health all of its Equity Interests in the Excluded Subsidiaries the businesses and operations of which are related to Team Health, and the property and assets of the Borrower and its Subsidiaries which are substantially related to the business and operations of Team Health, which are proposed to be sold, transferred or otherwise disposed of as part of the sale, transfer or other disposition of Team Health pursuant to Section 5.02(d)(vii) or 5.02(d)(viii) of the Credit Agreement.

     (2) The Lender Parties have indicated their willingness to agree to amend the Credit Agreement in order to permit the modifications thereto described above in Preliminary Statement (1) on the terms and subject to the satisfaction of the conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

     SECTION 1.  Amendments of Certain Provisions of the Credit Agreement.  The
                 --------------------------------------------------------
Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended to read as follows:

     (a) The definition of "Net Cash Proceeds" set forth in Section 1.01 of the Credit Agreement is hereby amended to delete the dollar amount "40,000,000" set forth in the first proviso clause to clause (e) thereof and to substitute therefor the new dollar amount "57,000,000".

     (b) Section 5.02(b) of the Credit Agreement is hereby amended to delete the dollar amount "40,000,000" set forth in the last line of clause (xv) thereof and to substitute therefor the new dollar amount "57,000,000".

     (c) Section 5.02(d) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of subclause (iii)(D) thereof and to substitute therefor the new punctuation "," and (ii) to add the following new subclause
(iii)(E) thereto immediately prior to the proviso clause at the end of clause
(iii) thereof:

     "and (E) the Borrower and its Subsidiaries may transfer (through a series of related intercompany transactions) to Team Health all of its Equity Interests in one or more of the Excluded Subsidiaries the businesses and operations of which are related to Team Health, and the property and assets of the Borrower and its Subsidiaries which are substantially related to the business and operations of Team Health, which are proposed to be sold, transferred or otherwise disposed of as part of the sale, transfer or other disposition of Team Health pursuant to clause (vii) or (viii) of this
     Section 5.02(d)".

     (d) Section 5.02(e) of the Credit Agreement is hereby amended to delete the language "and (G)" after the phrase "of the Caremark Receivables Purchase Agreement)," in clause (iii) thereof and to substitute therefor the following new language:

     ", (G) the Borrower or any of its Subsidiaries in one or more other Subsidiaries solely to effect the intercompany transfer (through a series of related intercompany transactions) to Team Health of (1) all of its Equity Interests in one or more of the Excluded Subsidiaries the businesses and operations of which are related to Team Health and (2) the property and assets of the Borrower or any such Subsidiaries which are substantially related to the business and operations of Team Health, all in accordance with the terms of Section 5.02(d)(iii)(E) and (H)".

     (e) Section 5.02(f) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of clause (iii) thereof, (ii) to delete the punctuation "." at the end of clause (iv) thereof and to substitute therefor the new language "; and" and (iii) to add the following new clause
     (v) thereto:

     "(v) the Borrower or any of its Subsidiaries may distribute to the Borrower or one or more of its wholly owned Subsidiaries (through a series of related intercompany transactions) all of its Equity Interests in one or more of the Excluded Subsidiaries the businesses and operations of which are related to Team Health, and the property and assets of the Borrower and its Subsidiaries which are substantially related to the business and operations of Team Health, in order to effect the sale of Team Health, together with such Equity Interests and such other substantially related property and assets, in accordance with the terms of Section 5.02(d)(vii) or 5.02(d)(viii)."

     (f) Schedule II to the Credit Agreement is hereby amended (i) to add in each of clauses (x) and (y) of paragraph (1) thereof immediately prior to the phrase "for all Fiscal Quarters ending on or after December 31, 1998" the new parenthetical "(other than any such charges resulting from the premiums on the AIC Insurance Policy)" and (ii) to delete the dollar amount "1,150,000,000" set forth in the last line of paragraph (1) thereof and to substitute therefor the new dollar amount "1,350,000,000".

          (g) Schedule 4.01(b) to the Credit Agreement is hereby amended to delete Part B thereof in its entirety and to substitute therefor the new Part B of Schedule 4.01(b) to the Credit Agreement attached hereto as Annex A.

          SECTION 2. Conditions Precedent to the Effectiveness of This
                     -------------------------------------------------
Amendment. This Amendment shall become effective as of the first date (the
---------
"Amendment Effective Date") on which, and only if, each of the following conditions precedent shall have been satisfied:

          (a) The Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and (ii) the Consent attached hereto shall have been executed and delivered by each of the Loan Parties (other than the Borrower).

          (b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

           (c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

           SECTION 3. Reference to and Effect on the Loan Documents. (a) On and
                      ---------------------------------------------
after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

           (b) The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the amendments specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 4.  Costs and Expenses.  The Borrower hereby agrees to pay, upon
                 ------------------
demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of
Section 8.04 of the Credit Agreement.

     SECTION 5.  Execution in Counterparts.  This Amendment may be executed in
                 -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 6.  Governing Law.  This Amendment shall be governed by, and
                 -------------
construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                    THE BORROWER

                                    MEDPARTNERS, INC.

                                    By
                                      ------------------------------------
                                      Name: Peter J. Clemens, IV
                                      Title:   Vice President & Treasurer


                                    THE ADMINISTRATIVE AGENT

                                    NATIONSBANK, N.A.

                                    By
                                      ------------------------------------
                                      Name:
                                      Title:

                                    THE LENDER PARTIES

                                    NATIONSBANK, N.A., as a Lender,
                                    the Swing Line Bank and the Issuing Bank


                                    By
                                       -------------------------------------
                                      Name:
                                      Title:


                                    AMSOUTH BANK


                                    By
                                       --------------------------------------
                                      Name:
                                      Title:


                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                    By
                                       ---------------------------------------
                                      Name:
                                      Title:


                                    THE CHASE MANHATTAN BANK


                                    By
                                       --------------------------------------
                                      Name:
                                      Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By
                                       --------------------------------------
                                      Name:
                                      Title:

                                    DEBT STRATEGIES FUND, INC.


                                    By
                                       ------------------------------------
                                      Name:
                                      Title:


                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By
                                       ------------------------------------
                                      Name:
                                      Title:


                                    FIRST UNION NATIONAL BANK


                                    By
                                       ------------------------------------
                                      Name:
                                      Title:


                                    FLOATING RATE PORTFOLIO
                                     BY:  INVESCO Senior Secured Management,
                                          Inc., as attorney in fact


                                    By
                                       -------------------------------------
                                      Name:
                                      Title:


                                    KZH HIGHLAND-2 LLC


                                    By
                                       ------------------------------------
                                      Name:
                                      Title:

                                    MERRILL LYNCH, PIERCE, FENNER &
                                     SMITH INCORPORATED


                                    By
                                       ------------------------------------
                                      Name:
                                      Title:


                                    MERRILL LYNCH DEBT STRATEGIES
                                    PORTFOLIO, INC.
                                     BY:  MERRILL LYNCH ASSET
                                        MANAGEMENT L.P., as Investment Advisor


                                    By
                                       --------------------------------------
                                      Name:
                                      Title:


                                    MERRILL LYNCH GLOBAL INVESTMENT
                                     SERIES:  INCOME STRATEGIES
                                     PORTFOLIO
                                     BY:  MERRILL LYNCH ASSET
                                        MANAGEMENT, L.P., as Investment Advisor


                                    By
                                       ---------------------------------------
                                      Name:
                                      Title:


                                    ML CBO IV (CAYMAN) LTD.
                                     BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                        as Collateral Manager


                                    By
                                       ----------------------------------------
                                      Name:
                                      Title:

                                    ML CLO XX PILGRIM AMERICA
                                     (CAYMAN) LTD.
                                     BY:  PILGRIM INVESTMENTS, INC.,
                                        as Investment Manager


                                    By
                                       --------------------------------------
                                      Name:
                                      Title:


                                    MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK


                                    By
                                       ---------------------------------------
                                      Name:
                                      Title:


                                    PAM CAPITAL FUNDING, LP
                                     BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                        as Collateral Manager


                                    By
                                       ---------------------------------------
                                      Name:
                                      Title:


                                    PAMCO CAYMAN, LTD.
                                     BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                        as Collateral Manager


                                    By
                                       ---------------------------------------
                                      Name:
                                      Title:


                                    PILGRIM PRIME RATE TRUST
                                     BY:  PILGRIM INVESTMENTS, INC.,
                                        as Investment Manager


                                    By
                                       --------------------------------------
                                      Name:
                                      Title:

                                    CITIBANK, N.A.


                                    By
                                       -------------------------------------
                                      Name:
                                      Title:


                                    SCOTIABANC INC.


                                    By
                                       -------------------------------------
                                      Name:
                                      Title:


                                    STEIN ROE & FARNHAM
                                    INCORPORATED,
                                     as Agent for KEYPORT LIFE INSURANCE
                                     COMPANY


                                    By
                                       ------------------------------------
                                      Name:
                                      Title:


                                    TORONTO DOMINION (TEXAS), INC.


                                    By
                                       ------------------------------------
                                      Name:
                                      Title:


                                    VAN KAMPEN PRIME RATE INCOME
                                    TRUST


                                    By
                                       ------------------------------------
                                      Name:
                                      Title:

                                    VAN KAMPEN SENIOR INCOME TRUST


                                    By
                                       -------------------------------------
                                      Name:
                                      Title:


                                    VAN KAMPEN CLO II, LIMITED
                                     BY:  VAN KAMPEN MANAGEMENT, INC.,
                                        as Collateral Manager


                                    By
                                       -------------------------------------
                                      Name:
                                      Title:


                                    WACHOVIA BANK, N.A.


                                    By
                                       --------------------------------------
                                      Name:
                                      Title:

                          CONSENT TO AMENDMENT NO. 3
                             TO THE LOAN DOCUMENTS

                            As of February 9, 1999

          Reference is made to Amendment No. 3 to the Loan Documents dated as of February 9, 1999 (the "Amendment") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998 and Amendment No. 2 to the Loan Documents dated as of January 13, 1999, the "Credit Agreement") among MedPartners, Inc., a Delaware corporation, the Lenders party thereto, NationsBank, N.A., as the Initial Issuing Bank and Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, NationsBanc Montgomery Securities LLC, as Arranger therefor, and NationsBank, N.A., as the Administrative Agent for the Lender Parties thereunder.
Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

          Each of the undersigned, as a guarantor under the Subsidiaries Guarantee dated as of June 9, 1998 (the "Subsidiaries Guarantee") in favor of the Guaranteed Parties, hereby consents to the execution and delivery of the Amendment and the performance of the Credit Agreement, as amended thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

          This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

          This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    MEDGP, INC.


                                    By  /s/ James H. Dickerson, Jr.
                                      -----------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    MEDPARTNERS ACQUISITION CORPORATION


                                    By  /s/ James H. Dickerson, Jr.
                                      -----------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer

                                    MEDPARTNERS AVIATION, INC.


                                    By /s/ Sara J. Finley
                                       ---------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    MEDPARTNERS EAST, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                    GEORGIA MEDPARTNERS
                                    MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                    MEDPARTNERS-TEXAS, INC.


                                    By /s/ Michael Fitzgerald
                                       ----------------------------------
                                       Name:  Michael Fitzgerald
                                       Title: President & CEO


                                    MEDPARTNERS INTEGRATED NETWORK-
                                    CHANDLER, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                    MEDPARTNERS PROFESSIONAL
                                    MANAGEMENT CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                    ADS HEALTH MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer

                                    By /s/ Sara J. Finley
                                       -----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    HEALTHWAYS, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                    BAY AREA PRACTICE MANAGEMENT
                                    GROUP, INC.


                                    By /s/ Sara J. Finley
                                       -----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary

                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                    CHS MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                    CAREMARK INTERNATIONAL INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                    CAREMARK INC.


                                    By /s/ Sara J. Finley
                                       ----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary

                                    By /s/ Leisa Kizer
                                       ----------------------------------
                                       Name:  Leisa Kizer
                                       Title: Treasurer


                                    CAREMARK PHYSICIAN SERVICES OF
                                    TEXAS INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                    PRESCRIPTION HEALTH SERVICES, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                    By /s/ Sara J. Finley
                                       ----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    STRATEGIC HEALTHCARE
                                    MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                    By /s/ Sara J. Finley
                                       ----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    CAREMARK INTERNATIONAL
                                    HOLDINGS INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    MEDPARTNERS PHYSICIAN
                                    SERVICES INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                    CAREMARK RESOURCES CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    FRIENDLY HILLS HEALTHCARE
                                    NETWORK INC.


                                    By /s/ Sara J. Finley
                                       -----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    NORTH SUBURBAN CLINIC LTD.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    INPHYNET MEDICAL
                                    MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    INPHYNET ADMINISTRATIVE
                                    SERVICES, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                    INPHYNET MANAGED CARE, INC.


                                    By /s/ Sara J. Finley
                                       ----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    ACUTE CARE MEDICAL
                                    MANAGEMENT, INC.


                                    By /s/ Sara J. Finley
                                       ----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    BGS HEALTHCARE, INC.


                                    By /s/ Sara J. Finley
                                       ----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    HEALTH SERVICES OF PEMBROKE
                                    LAKES, INC.


                                    By /s/ Sara J. Finley
                                       ----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    HOME HEALTH AGENCY OF GREATER
                                    MIAMI, INC.


                                    By /s/ Sara J. Finley
                                       ----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary

                                    MEDPARTNERS MEDICAL MANAGEMENT,
                                    INC.
                                    (Formerly know as INPHYNET MANAGED
                                    CARE CONTRACTING SERVICES, INC.)


                                    By /s/ Sara J. Finley
                                       ----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    INPHYNET MANAGED CARE
                                    CONTRACTING SERVICES OF CENTURY
                                    VILLAGE, INC.


                                    By /s/ Sara J. Finley
                                       ----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    INPHYNET MANAGED CARE OF SOUTH
                                    BROWARD, INC.


                                    By /s/ Sara J. Finley
                                       -----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    INPHYNET MEDICAL MANAGEMENT OF
                                    OHIO, INC.


                                    By /s/ Sara J. Finley
                                       -----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary

                                    SACHS, MORRIS & SKLAVER, INC.


                                    By /s/ Sara J. Finley
                                       ----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    EMSA SOUTH BROWARD, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    INPHYNET HOSPITAL SERVICES, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    EMSA CONTRACTING SERVICES, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    EMSA LOUISIANA, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                    INPHYNET ANESTHESIA OF WEST
                                    VIRGINIA, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    METROAMERICAN RADIOLOGY, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    NEO-MED, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    PARAGON ANESTHESIA, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    PARAGON CONTRACTING SERVICES, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                    PARAGON IMAGING CONSULTANTS, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    ROSENDORF, MARGULIES, BORUSHOK,
                                    SCHOENBAUM RADIOLOGY ASSOCIATES
                                    OF HOLLYWOOD, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    VIRGINIA EMERGENCY PHYSICIANS, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    IMBS, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    INPHYNET MEDICAL MANAGEMENT
                                    INSTITUTE, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                      -12

                                    ACUTE CARE SPECIALISTS, CO.


                                    By /s/ James H. Dickerson, Jr.
                                       ---------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    OCUCARE, INC.


                                    By /s/ James J. Ryback, M.D.
                                       ---------------------------------------
                                       Name:  James J. Ryback, M.D.
                                       Title: President, Treasurer & Secretary


                                    LFMG, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ---------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    PACIFIC MEDICAL GROUP, INC.


                                    By /s/ Sara J. Finley
                                       ---------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    PACIFIC PHYSICIAN SERVICES, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer

                                    PPS EAST, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       --------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                    PPS NORTH CAROLINA MEDICAL
                                    MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       --------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                    PPS RIVERSIDE DIVISION ACQUISITION
                                    AND MANAGEMENT CORP. I


                                    By /s/ James H. Dickerson, Jr.
                                       --------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                    PPS VALLEY MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       --------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                    By /s/ Sara J. Finley
                                       --------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    PPS INDEMNITY, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       --------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer

                                    PACIFIC PHYSICIAN SERVICES
                                    ARIZONA, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       --------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                    PACIFIC PHYSICIAN SERVICES
                                    NEVADA, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       --------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                    PHYSICIANS' HOSPITAL MANAGEMENT
                                    CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                       --------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    RELIANT HEALTHCARE SYSTEMS, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       --------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer

                                    By /s/ Sara J. Finley
                                       --------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary

                                    TEAM HEALTH, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    CLINIC MANAGEMENT SERVICES, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    DANIEL & YEAGER, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    DRS. SHEER, AHEARN &
                                    ASSOCIATES, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    THE EMERGENCY ASSOCIATES FOR
                                    MEDICINE, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                    EMERGENCY COVERAGE CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    EMERGENCY PHYSICIAN
                                    ASSOCIATES, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    EMERGENCY PROFESSIONAL
                                    SERVICES, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    HOSPITAL BASED PHYSICIAN
                                    SERVICES, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    MED: ASSURE SYSTEMS, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                    NORTHWEST EMERGENCY PHYSICIANS,
                                    INCORPORATED


                                    By /s/ Sara J. Finley
                                       -----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    REICH, SEIDELMANN & JANICKI CO.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    QUANTUM PLUS, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    By /s/ Sara J. Finley
                                       -----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    CHARLES L. SPRINGFIELD, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                      Name:  James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    By /s/ Sara J. Finley
                                       -----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary

                                    SOUTHEASTERN EMERGENCY
                                    PHYSICIANS, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    SOUTHEASTERN EMERGENCY
                                    PHYSICIANS OF MEMPHIS, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    EMERGICARE MANAGEMENT
                                    INCORPORATED


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    TEAM RADIOLOGY, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    MEDPARTNERS/TALBERT MEDICAL
                                    MANAGEMENT CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                    TALBERT MEDICAL MANAGEMENT
                                    CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    TALBERT HEALTH SERVICES
                                    CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    KARL G. MANGOLD, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                    By /s/ Sara J. Finley
                                       -----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    HERSCHEL FISCHER, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       -----------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    By /s/ Sara J. Finley
                                       -----------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary

                                    MEDPARTNERS ADMINISTRATION, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      ------------------------------------
                                      Name:  James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer of
                                             MedGP, Inc.


                                    MEDPARTNERS PHYSICIAN MANAGEMENT, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      ------------------------------------
                                      Name:  James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer of
                                             MedGP, Inc.

                                    MEDOHIO, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      ------------------------------------
                                      Name:  James H. Dickerson, Jr.
                                      Title: President & Treasurer of
                                             MedPartners Acquisition Corporation


                                    MEDTEN, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      ------------------------------------
                                      Name:  James H. Dickerson, Jr.
                                      Title: President & Treasurer of
                                             MedPartners Acquisition Corporation


                                    MEDTEX, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      ------------------------------------
                                      Name:  James H. Dickerson, Jr.
                                      Title: President & Treasurer of
                                             MedPartners Acquisition Corporation

                                    MEDPARTNERS PHYSICIAN SERVICES OF
                                    ILLINOIS L.L.C.


                                    By /s/ James H. Dickerson, Jr.
                                      ------------------------------------
                                      Name:  James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer of
                                             North Suburban Clinic, Ltd.


                                    CERRITOS INVESTMENT GROUP


                                    By /s/ James H. Dickerson, Jr.
                                      ------------------------------------
                                      Name:  James H. Dickerson, Jr.
                                      Title: Executive Vice President &
                                             Chief Financial Officer of
                                             MedPartners, Inc.

                                    By /s/ Sara J. Finley
                                      ------------------------------------
                                      Name:  Sara J. Finley
                                      Title: Corporate Secretary of
                                             MedPartners, Inc.


                                    CERRITOS INVESTMENT GROUP II


                                    By /s/ James H. Dickerson, Jr.
                                      ------------------------------------
                                      Name:  James H. Dickerson, Jr.
                                      Title: Executive Vice President & Chief
                                             Financial Officer of
                                             MedPartners, Inc.

                                    By /s/ Sara J. Finley
                                      ------------------------------------
                                      Name:  Sara J. Finley
                                      Title: Corporate Secretary of
                                             MedPartners, Inc.


                                    FAMILY MEDICAL CENTER


                                    By /s/ Sara J. Finley
                                      ------------------------------------
                                      Name:  Sara J. Finley
                                      Title: Vice President & Secretary of
                                             Pacific Medical Group, Inc.

                                    FISCHER MANGOLD


                                    By /s/ James H. Dickerson, Jr.
                                      ------------------------------------
                                      Name:  James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer of
                                             Karl G. Mangold, Inc.

                                    By /s/ Sara J. Finley
                                      ------------------------------------
                                      Name:  Sara J. Finley
                                      Title: Vice President & Secretary of Karl
                                             G. Mangold, Inc.


                                    5000 AIRPORT PLAZA, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      ------------------------------------
                                      Name:  James H. Dickerson, Jr.
                                      Title: Executive Vice President &
                                             Chief Financial Officer of
                                             MedPartners, Inc.

                                    By /s/ Sara J. Finley
                                      ------------------------------------
                                      Name:  Sara J. Finley
                                      Title: Corporate Secretary of
                                             MedPartners, Inc.


                                    KS-PSI OF TEXAS L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      ------------------------------------
                                      Name:  James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer of
                                             Caremark Physician Services of
                                             Texas, Inc.


                                    PARAGON HEALTHCARE LIMITED PARTNERSHIP


                                    By /s/ James H. Dickerson, Jr.
                                      ------------------------------------
                                      Name:  James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer of
                                             InPhyNet Hospital Services, Inc.

                                    TEAM HEALTH SOUTHWEST, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      --------------------------------------
                                      Name:  James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer of
                                             Team Radiology, Inc.